Exhibit 99.1

Jensyn Acquisition Corp. Announces Postponement of Special Meeting of Stockholders to Approve Business Combination with Peck Electric Co.

Freehold, N.J.—June 14, 2019—(PRNewswire)-Jensyn Acquisition Corp. (NASDAQ:JSYN) (“Jensyn” or the “Company”), a company formed for the purpose of entering into a merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities, today announced that the special meeting in lieu of annual meeting of stockholders originally scheduled to be held on June 18, 2019 has been postponed and will now be held on June 19, 2019 at 10:00 a.m., Eastern Time, at the offices of Giordano Halleran & Ciesla, P.C., 125 Half Mile Road, Suite 300, Red Bank, New Jersey 07701. The deadline for stockholders to exercise conversion rights with respect to their shares of Common Stock has been correspondingly extended to June 17, 2019.

No changes have been made to the record date, the location of the special meeting or the proposals to be brought before the special meeting

About Jensyn Acquisition Corp.

Jensyn Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements of the proposed business combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those contemplated in the forward-looking statements, please refer to the “Risk Factors” section of Jensyn Acquisition’s Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the United States Securities and Exchange Commission by Jensyn Acquisition. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and except as expressly required by applicable securities law, Jensyn Acquisition disclaims any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Jensyn has filed with the SEC and mailed to stockholders a definitive proxy statement in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed business combination and related transactions. This press release does not contain all the information that should be considered concerning the proposed business combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination. Jensyn stockholders and other interested persons are advised to read the definitive proxy statement in connection with Jensyn’s solicitation of proxies for the special meeting being held to approve the proposed business combination, as these materials contain important information about Peck Electric Co., Jensyn and the proposed business combination. Stockholders may obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: Jensyn Acquisition Corp., 800 West Main Street, Suite 204, Freehold, New Jersey 07728, attention: Jeffrey J. Raymond, 1-888-536-7965.

Jensyn and its directors and executive officers and Peck Electric Co. and its stockholders and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed business combination. Information regarding the special interests of these directors, members and executive officers in the business combination is included in the definitive proxy statement referred to above. Additional information regarding the directors and executive officers of Jensyn is also included in the Annual Report on Form 10-K for the year ended December 31, 2018, which is available free of charge at the SEC web site (www.sec.gov) and at the address described above and will also be contained in the definitive proxy statement for the proposed business combination) when available.

Contact:

Jeffrey Raymond

President and Chief Executive Officer

Jensyn Acquisition Corp.

+1 (888) 536-7965

jeff.raymond@jensyn.com

www.jensyn.com